Investment in Films and Television Programs - Schedule of Capitalized Cost for Film, Monetized on its Own and Film, Monetized in Film Group (Details) - USD ($) $ in Millions	Jun. 30, 2024	Mar. 31, 2024	Mar. 31, 2023
Investment in Films and Television Programs:
Released, net of accumulated amortization	$ 966.1	$ 992.2	$ 779.9
Completed and not released	301.9	225.4	289.8
In progress	1,011.0	644.4	649.1
In development	66.6	67.0	67.9
Investment in films and television programs, net	$ 2,345.6	$ 1,929.0	$ 1,786.7